UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
___________

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 17, 2019

TANGER FACTORY OUTLET CENTERS, INC.
_________________________________________
(Exact name of registrant as specified in its charter)

North Carolina	1-11986	56-1815473
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

3200 Northline Avenue, Greensboro, North Carolina 27408
(Address of principal executive offices) (Zip Code)

(336) 292-3010
(Registrants' telephone number, including area code)

N/A
(former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, $0.01 par value	SKT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Securities registered pursuant to Section 12(b) of the Act:

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain officers; Compensatory Arrangements of Certain Officers.

On May 17, 2019, Tanger Factory Outlet Centers, Inc. (the “Company”) held its Annual Meeting of Shareholders (the “Annual Meeting”). At the Annual Meeting, the shareholders of the Company approved an amendment of the Amended and Restated Incentive Award Plan to increase the aggregate number of shares authorized for issuance under the plan from 15.4 million shares to 18.7 million shares.
Item 5.07.    Submission of Matters to a Vote of Security Holders.
As noted above, on May 17, 2019, the Company held its Annual Meeting. The first matter on which the common shareholders voted was the election of nine directors to serve until the next Annual Meeting of Shareholders. The results of the voting are as shown below:

Nominees	Votes For	Votes Against	Abstain	Broker Non-Votes
William G. Benton	65,887,616	2,383,062	168,351	18,482,307
Jeffrey B. Citrin	67,598,180	640,368	200,481	18,482,307
David B. Henry	67,526,702	744,118	168,209	18,482,307
Thomas J. Reddin	67,552,641	718,328	168,060	18,482,307
Thomas E. Robinson	65,719,905	2,553,965	165,159	18,482,307
Bridget M. Ryan-Berman	66,920,597	1,355,962	162,471	18,482,307
Allan L. Schuman	65,453,515	2,754,332	231,182	18,482,307
Susan E. Skerritt	67,909,775	376,909	152,345	18,482,307
Steven B. Tanger	67,868,811	424,143	146,075	18,482,307
The second matter on which the common shareholders voted was the ratification of the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2019. The results of the voting are as shown below:

Votes For	Votes Against	Abstain	Broker Non-Votes
86,193,818	445,349	282,169	—
The third matter on which the common shareholders voted was to amend the Amended and Restated Incentive Award Plan to increase the aggregate number of common shares authorized for issuance from 15.4 million shares to 18.7 million shares. The results of the voting are as shown below:

Votes For	Votes Against	Abstain	Broker Non-Votes
63,940,159	4,229,139	269,731	18,482,307
The fourth matter on which the common shareholders voted was the approval, on an advisory (non-binding) basis, of named executive officer compensation. The results of the voting are as shown below:

Votes For	Votes Against	Abstain	Broker Non-Votes
63,301,324	4,751,964	385,740	18,482,307
Based on the foregoing votes, each of the nine nominees named above were elected, and each other matter was approved.

Item 7.01.    Regulation FD.

On May 17, 2019, the Company issued a press release announcing the election of the Company's directors and officers.

Item 9.01.    Financial Statement and Exhibits.

(d) Exhibits

The following exhibits are included with this Report:

99.1	Press release announcing the election of the Company's directors and officers.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 17, 2019

TANGER FACTORY OUTLET CENTERS, INC.

By:  /s/ James F. Williams
James F. Williams
Executive Vice President and Chief Financial Officer